UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

MINIM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37649	04-2621506
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 Elm Street

Manchester, NH 03101

(Address of principal executive offices, including zip code)

(833) 966-4646
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information included in Item 4.02 below is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 3, 2022, the Audit Committee, of Minim, Inc. (the “Company”), after consultation with the Company’s management and RSM US LLP (“RSM”), concluded that the following financial statements previously filed by the Company with the Securities and Exchange Commission (“Commission”) should no longer be relied upon due to errors in such financial statements relating to the recording and reporting of inventory costing, inventory reserves, and related internal controls (collectively, the “Inventory Costing Errors”):

(1) the fiscal year ended December 31, 2021; and

(2) the fiscal quarter ended March 31, 2022 (collectively, the “Non-Reliance Periods”).

Accordingly, investors should no longer rely upon the Company’s previously released financial statements for the Non-Reliance Periods. In addition, investors should no longer rely upon earnings releases for these periods and other communications relating to these financial statements. The Inventory Costing Errors are estimated to reduce the net loss reported in the Annual Report on Form 10-K for the year ended December 31, 2021 from the originally reported $3.6 million net loss to an estimated amended net loss between $2.0 million and $2.4 million. The Company identified incorrectly valued inventory resulting from data processing errors of the costs per unit for customer returned inventory. In conjunction, the Company determined that the inventory reserves for the year ended December 31, 2021 were understated.

At this time, the Company has not fully completed its review and the expected financial impact of the Inventory Costing Errors described above is preliminary and subject to change. The Company will file an amended Form 10-K/A for fiscal year ended December 31, 2021 and an amended Form 10-Q/A for fiscal quarter ended March 31, 2022 as soon as practicable.

On August 4, 2022, the Company also filed a Form 12b-25 (the “Form 12b-25”) with the Commission which stated that it will be unable to file its Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Delayed Form 10-Q”) by the prescribed due date without unreasonable effort or expense due to the Inventory Costing Errors. The Company anticipates filing the Delayed Form 10-Q within the allotted grace period provided by the Commission.

The Company’s management identified the Inventory Costing Errors during its inventory testing procedures for the preparation of the Company’s financial statements for the quarterly period ended June 30, 2022. In connection with this review, the Company’s finance team reviewed in detail the inventory costing with the Company’s operations team and identified that customer returned product was not properly valued due to incorrect costs per unit being applied. The Company’s enterprise resource planning (“ERP”) system requires manual, rather than systematic, inputted costs per unit on certain inventory transactions. In conjunction with the inventory costing review, the Company conducted an analysis on inventory reserves and identified additional inventory reserves and provisions. The inventory reserves are specific to the inventory costing error and excess product on hand for a product.

The foregoing changes will not have any impact on the Company’s cash position, cash flow, revenues or liquidity and does not affect compliance with the financial covenants contained in the Company’s credit facility or compliance with any other agreement of the Company.

The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures. Management will enhance automation in its ERP and institute regular reviews and other remedial measures necessary. Management will continue to monitor the effectiveness of these processes, procedures, and controls and will make nay further changes deemed appropriate. A material weakness cannot be considered remediated until the applicable remedial controls operate for a sufficient time and manage has concluded, through testing, that these controls are operating effectively. The required testing for remediation is expected to occur prior to the Company completing its internal control over financial reporting assessment for the year ended December 31, 2022.

The Audit Committee discussed the matters disclosed in this Current Report on Form 8-K with the Company’s independent registered public accounting firm, RSM. The Company has provided RSM with a copy of the disclosures it is making in response to this Item 4.02. In addition, the Company has requested RSM furnish to the Company as promptly as possible a letter addressed to the Commission stating whether RSM agrees with the statements made by the Company in response to this Item 4.02 and, if not, stating the respects in which it does not agree. The Company has attached the letter from RSM to this Form 8-K.

The information in this Item 4.02, including the exhibit attached hereto, is furnished solely pursuant to Item 4.02. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Moreover, the information in this Item 4.02, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this Current Report on Form 8-K are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “continue,” “will,” and “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, those statements regarding the Company’s expectations as to the causes of the Inventory Costing Errors, the scope and impact of the Inventory Costing Errors, the Company’s plans to amend its previously filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q and restated financial statements and other disclosures contained therein and the timing of such amendments, the timing of the filing of the Quarterly Report on Form 10-Q for the period ended March 31, 2022, and the ability of the Company to identify and remediate material weaknesses in the Company’s internal control over financial reporting and related disclosure controls and procedures not effective at the reasonable assurance level.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from the Company’s current expectations include, among other things, the timing and nature of the resolution of the issues discussed in this Current Report on Form 8-K, any delay in the filing of required periodic reports, the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures, whether a restatement of financial results will be required for other accounting issues, adverse effects on the Company’s business related to the disclosures made in this Current Report on Form 8-K or the reactions of customers or suppliers, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, and volatility of the Company’s stock price.

The Company does not guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated or implied by its forward-looking statements, including those important factors set forth under the caption “Risk Factors” in The Company’s Annual Report on Form 10-K for the period ended December 31, 2021. Although the Company may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01(d) Exhibits.

The following exhibits are filed herewith:

7.1	Correspondence from RSM US LLP, Independent Accountant to the Company, regarding Non-Reliance on a Previously Issued Audit Report or Completed Interim Review.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 4, 2022	MINIM, INC.

		By:	/s/ Mehul Patel
		Name:	Mehul Patel
		Title:	Chief Financial Officer